UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington	98057
(Address of principal executive offices)	(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2013, The Boeing Company (“Boeing”) issued a press release reporting its financial results for the quarter and year ended December 31, 2012. The press release includes information relating to financial results of Boeing Capital Corporation (“BCC”) for the quarter and year ended December 31, 2012, and is being furnished pursuant to Item 2.02 of Form 8-K.

The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is furnished as part of this report:

99.1	Press Release of The Boeing Company (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated January 30, 2013, file number 001-00442).

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding BCC’s financial outlook may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Any forward-looking statement speaks only as of the date it was made, and BCC assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. See BCC’s Annual Report on Form 10-K for year ended December 31, 2011 and BCC’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 for factors that may cause BCC’s actual results and future trends to differ materially from those expressed in the forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kelvin E. Council
January 30, 2013		Kelvin E. Council
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Boeing Company (incorporated by reference to Exhibit 99.1 of Form 8-K of The Boeing Company dated January 30, 2013, file number 001-00442).